UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 16, 2025
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Glacier Point, Suite A San Rafael California		94901
(Address of Principal Executive Offices)		(Zip Code)

(510) 984-1761
Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2025, Ekso Bionics Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the "Annual Meeting").

Of the 28,196,693 shares of common stock outstanding and entitled to vote at the Annual Meeting, 15,074,166 shares were present at the Annual Meeting either virtually or by proxy, constituting a quorum. The stockholders voted on the following proposals at the Annual Meeting:

1.
To elect five persons to the Company’s board of directors (the "Board of Directors"), to serve until the annual meeting of stockholders to be held in 2026 and until their respective successors are elected and qualified, or until their earlier death, resignation or removal;

2.	To authorize the Board of Directors to effect, in its discretion, a reverse stock split of the Company’s common stock, $0.001 par value per share ("common stock"), at a ratio of not less than 1-for-5 and not more than 1-for-15, with the exact ratio of any reverse stock split to be set within the above range as determined by our Board of Directors in its discretion, and without a corresponding reduction in the total number of authorized shares of common stock;
3.	To amend the Company's Amended and Restated 2014 Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance pursuant to awards granted thereunder from 4,724,286 shares to 7,024,286 shares (or the quotient obtained by dividing such number by the Split Ratio, if the Reverse Stock Split Proposal is approved and implemented);
4.	To approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers;
5.	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent auditors for the year ending December 31, 2024; and,
6.	To approve, for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of up to 10,500,000 shares of common stock upon the exercise of a common stock purchase warrant issued by the Company pursuant to a warrant inducement agreement dated March 17, 2025.

For more information about the foregoing proposals, see the Company’s proxy statement, filed with the Securities and Exchange Commission on April 10, 2025.

The voting results for each of the proposals are as follows:

1.	Election of Directors

Nominee	For	Withheld	Broker Non-votes
Scott G. Davis	7,554,166	627,365	6,892,635
Mary Ann Cloyd	7,548,274	633,257	6,892,635
Corinna Lathan, Ph.D.	7,549,900	631,631	6,892,635
Charles Li, Ph.D.	7,501,146	680,385	6,892,635
Deborah Lafer Scher	7,546,100	635,431	6,892,635

Each director nominee was duly elected to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified, subject to earlier resignation or removal.

2.	Authorization of the Reverse Stock Split

For	Against	Abstained	Broker Non-votes
12,720,687	2,289,064	64,415	n/a

The stockholders approved a reverse stock split of the Company’s common stock at a ratio of not less than 1-for-5 and not more than 1-for-15.

3.	Approve the Amended and Restated 2014 Equity Incentive Plan

For	Against	Abstained	Broker Non-votes
7,024,166	1,100,616	56,749	6,892,635

The stockholders approved the amendment of the Company’s Amended and Restated 2014 Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance pursuant to awards granted thereunder from 4,724,286 shares to 7,024,286 shares, which authorized amount will be reduced to 468,285 shares upon the effectiveness of the Reverse Stock Split (as defined below).

4.	Advisory Vote on Named Executive Officer Compensation

For	Against	Abstained	Broker Non-votes
7,211,325	801,678	168,528	6,892,635

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

5.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
14,182,266	745,361	146,539	n/a

The stockholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

6.	Approval of the Potential Common Stock Issuance

For	Against	Abstained	Broker Non-votes
7,437,379	701,044	43,108	6,892,635

The stockholders approved, including for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of 10,500,000 shares of common stock upon the exercise of a common stock purchase warrant.

Item 8.01	Other Events.

On May 16, 2025, at the Annual Meeting, the stockholders of the Company approved a reverse stock split of the Company’s issued and outstanding capital stock (the “Reverse Stock Split”), with a split ratio in the range of 1-for-5 and 1-for-15. The Board of Directors approved the Reverse Stock Split at a ratio of 1-for-15, and the Reverse Stock Split will become effective at 12:01 a.m. PT on May 27, 2025 (the “Effective Date”). The common stock, which will continue to trade on The Nasdaq Capital Market under the symbol “EKSO”, is expected to begin trading on a split-adjusted basis on May 27, 2025 and have a new CUSIP number of 282644 400.

As a result of the Reverse Stock Split, every fifteen (15) shares of the Company’s issued and outstanding common stock will be automatically combined and changed into one (1) share of the common stock. No fractional shares will be issued in connection with the Reverse Stock Split, with any fractional shares resulting from the Reverse Stock Split will be rounded up to the next whole share. The Reverse Stock Split will affect all issued and outstanding shares of common stock, as well as the Company’s then-outstanding restricted stock units, common stock underlying stock options and warrants. Immediately following the Reverse Stock Split, the Company expects to have approximately 2.4 million shares of common stock outstanding.

The primary purpose of the Reverse Stock Split is to help the Company maintain the listing of its common stock on The Nasdaq Capital Market. As previously reported, the Company received written notice on December 12, 2024 from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), informing the Company that it had failed to meet the minimum bid price requirement of the Nasdaq listing rules for The Nasdaq Capital Market.

The information set forth in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the disclosure under the heading “Proposal Two - Reverse Stock Split Proposal” in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 10, 2025 and is incorporated herein by reference.

On May 19, 2025, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit	Description
99.1	Press Release dated May 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.
By:	/s/ Jerome Wong
Name:	Jerome Wong
Title:	Chief Financial Officer

Dated:	May 19, 2025